UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 18, 2005

INTERNAP NETWORK SERVICES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27265	91-2145721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Williams Street, Atlanta, Georgia	30303
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(404) 302-9700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

On November 18, 2005, the Board of Directors of Internap Network Services Corporation (“Internap” or “Company”) approved an increase of the annual base salary of James P. DeBlasio from $320,000 to $350,000 in connection with Mr. DeBlasio’s appointment as President and Chief Executive Officer of the Company. This salary may be changed at any time at the discretion of the Board of Directors.

Item 5.02        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On November 18, 2005, Greg Peters resigned as Chief Executive Officer and as a director of Internap, effective as of that date. The terms and conditions of his departure have not yet been finalized.

(c) On November 18, 2005, the Board of Directors of Internap appointed James P. DeBlasio, 50, as President and Chief Executive Officer of Internap. Mr. DeBlasio has served as President and Chief Operating Officer since September 30, 2005 and as a director of Internap since July 2003. He also previously served as Chairman of the Audit Committee and member of the Nominations and Governance Committee of Internap's Board of Directors, until he resigned from these committee appointments as of September 30, 2005. Prior to his employment at Internap, Mr. DeBlasio served as Financial Vice President of the wireline and wireless product portfolio of Lucent Technologies, a network communications equipment provider. Prior to that, from 2002 to 2003, he was Financial Vice President for Lucent's Mobility Solutions Group. He served as Financial Vice President--Corporate Planning and Analysis for Lucent from 2001 to 2002, as Chief Financial Officer of Lucent's Optical Networking Group from 2000 to 2001 and as Financial Vice President and Chief Financial Officer of Lucent's Wireless Networks Group from 1997 to 2000.

The terms of the Employment Agreement between Internap and Mr. DeBlasio have previously been reported on a Current Report on Form 8-K, filed on October 6, 2005, and are qualified in their entirety by the terms of the Employment Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K, filed on October 6, 2005, and incorporated herein by reference, as modified by the base salary increase described in Item 1.01 above.

Internap issued a related press release on November 21, 2005 announcing the departure of Mr. Peters and the appointment of Mr. DeBlasio as President and Chief Executive Officer. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated November 21, 2005 of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION (Registrant) By: /s/ David Buckel Name: David Buckel Title: Vice President and Chief Financial Officer

Date: November 22, 2005

Exhibit Index

99.1	Press release dated November 21, 2005 of the Company.